Others, net (Tables)	12 Months Ended
Dec. 31, 2015
Others, net.
Schedule of others non-operating income (expense), net

	For the year ended December 31,
	2013	2014	2015
	RMB	RMB	RMB
Foreign exchange gains/(losses), net	92,761	(28,980)	(57,395)
Government financial incentives	120,301	214,623	392,022
Impairment of investments	—	—	(611,108)
Others	(19,507)	30,944	135,884

Total	193,555	216,587	(140,597)